SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) July 2, 2001


                      General Electric Capital Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      1-6461                    13-1500700
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


    260 Long Ridge Road, Stamford, Connecticut                    06927
--------------------------------------------------------------------------------
     (Address of principal executive officer)                   (Zip Code)


Registrant's telephone number, including area code    (203) 357-4000
                                                      --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Item 5.         Other Events

Reincorporation in Delaware

           On July 2, 2001, General Electric Capital Corporation, a corporation organized under Article XII of the New York Banking Law ("GE Capital-NY"), reincorporated as a Delaware business corporation (the "Reincorporation"). The Reincorporation was effected by means of the merger (the "Merger") of GE Capital-NY with and into a newly-formed corporation organized under the Delaware General Corporation Law ("GE Capital-DE"). GE Capital-DE was the surviving corporation in the Merger and upon the consummation of the Merger, changed its name to "General Electric Capital Corporation." As a result of the Merger, GE Capital-DE succeeded to and assumed all rights and obligations of GE Capital-NY, and immediately after the Merger GE Capital-DE had the same assets and liabilities as GE Capital-NY had immediately prior to the Merger. The directors and officers of GE Capital-NY immediately prior to the Merger became the directors and officers of GE Capital-DE upon consummation of the Merger.

           Immediately following the Reincorporation, all of the outstanding common stock of GE Capital-DE continued to be owned by General Electric Capital Services, Inc., a Delaware corporation ("GECS") (which previously held all of the outstanding common stock of GE Capital-NY). Each share of preferred stock of GE Capital-NY outstanding immediately prior to the Reincorporation was converted (pursuant to the Merger) into one share of preferred stock of GE Capital-DE having the same designations, rights, powers and preferences of the preferred



NY2:\983092\09\L2K409!.DOC\47660.1696
stock of GE Capital-NY so converted. Upon consummation of the Merger, GE Capital-DE has succeeded to GE Capital-NY's reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended.

           Pursuant to the Merger, all debt obligations of GE Capital-NY were assumed by GE Capital-DE. The outstanding 7-7/8% Guaranteed Subordinated Notes due December 1, 2006 issued by GE Capital-NY (and assumed by GE Capital-DE in connection with the Reincorporation) are deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, by operation of Rule 12g-3(a) thereunder and continue to be listed on the New York Stock Exchange.

           Apart from the change in its state of incorporation, the Merger had no effect on GE Capital-NY's business, management, employees, fiscal year, assets or liabilities, or location of its facilities (including corporate headquarters), and did not result in any relocation of management or other employees. In addition, pursuant to the Merger, GE Capital-NY's obligations under its contracts, agreements, and guarantees were assumed by GE Capital-DE.


Item 7.         Financial Statements and Exhibits

           (c)  Exhibits

           Set forth below is a list of Exhibits included as part of this Current Report.


      Exhibit Number                               Description
      --------------                               -----------

           2.1 Agreement and Plan of Merger by and between General Electric Capital Corporation and GECS Merger Sub, Inc., dated June 25, 2001.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     (Registrant) General Electric Capital Corporation

                     (Signature)* /s/ James A. Parke
                                  --------------------------------------------
                                  James A. Parke
                                  Vice Chairman and Chief Financial Officer


                     Date July 3, 2001
                          ------------



*Print name and title of the signing
officer under his/her signature.

                                  EXHIBIT INDEX


      Exhibit Number                                 Description
      --------------                                 -----------

           2.1 Agreement and Plan of Merger by and between General Electric Capital Corporation and GECS Merger Sub, Inc., dated June 25, 2001.